DECS TRUST IX





SEMIANNUAL REPORT
JUNE 30, 2002







Trustees
  Donald J. Puglisi, Managing Trustee
  William R. Latham III
  James B. O'Neill



Administrator, Custodian, Transfer Agent and Paying Agent
  The Bank of New York
  100 Church Street
  New York, New York 10007

SUMMARY INFORMATION
--------------------------------------------------------------------------------
DECS Trust IX is a Delaware business trust. It was created to issue DECS securities and to carry out the transactions described in this summary. The DECS are securities that represent all of the beneficial interest in the trust. On February 5, 2002, the trust sold 3,800,000 DECS to the public at a price of $31.58 each. With the part of the net proceeds received from the sale of the DECS, the trust purchased a portfolio of U.S. treasury securities and, with the remainder of the proceeds, it purchased prepaid forward contracts for the purchase of LaBranche & Co Inc. ("LaBranche") common stock ("Common Stock") from certain shareholders of LaBranche. These shareholders are referred to in this summary as the "sellers."

The terms of the DECS are designed to give the holders a higher current yield than they would receive by owning the Common Stock, while also giving them the chance to share in the increased value of Common Stock if its price goes up. LaBranche does not currently pay dividends on its Common Stock and has stated that it does not intend to do so, but in the future LaBranche might pay dividends that are higher than the distributions holders will receive from the trust. Holders of the DECS will receive less than they paid for their securities if the price of Common Stock is below that price when the trust terminates on or shortly after February 15, 2005 (which is referred to below as the "exchange date"), but they will receive only part of the increased value if the price of the Common Stock goes up, and then only if the price is above $37.896 per share shortly before the exchange date.

Each DECS security entitles the holder to a cash distribution of $0..5329 on each February 15, May 15, August 15 and November 15, ending on February 15, 2005. Those payments are made from maturing U.S. Treasury securities that the trust acquired when it issued the DECS.

On the exchange date, holders of the DECS will receive between 0.8333 and 1.0 shares of Common Stock for each DECS security owned. If, shortly before the exchange date, the price of the Common Stock is more than $37.896 per share, holders will receive 0.8333 shares of Common Stock, or the cash equivalent, for each DECS security owned. If the price of the Common Stock is more than $31.58 per share but less than or equal to $37.896 per share, holders will receive Common Stock worth $31.58, or the cash equivalent, for each DECS. Finally, if the price of Common Stock is $31.58 per share or less, holders will receive one share of Common Stock, or the cash equivalent, for each DECS owned. Those amounts will be adjusted if LaBranche splits its stock, pays a stock dividend, issues warrants or distributes certain types of assets or if certain other events occur.

Under their prepaid forward contracts with the trust, the sellers have the option to deliver cash to the trust instead of shares of Common Stock. If the sellers decide to deliver cash, holders will receive the cash value of the Common Stock they would have received under the sellers' contracts instead of the shares themselves. If LaBranche merges into another company or liquidates, holders may receive shares of the other company or cash instead of Common Stock on the exchange date. If a seller defaults under his prepaid forward contract with the trust, the obligations of the sellers under their contracts will be accelerated and the trust will immediately distribute to holders the Common Stock or cash received by the trust under the prepaid forward contracts plus the amount of the U.S. treasury securities then held by the trust.

The sellers may elect to deliver cash instead of the Common Stock subject to their contracts by completing an offering of securities to refinance the DECS (a "rollover offering"). The sellers may extend the exchange date under their prepaid forward contracts to May 15, 2005, but only in connection with a rollover offering. If the sellers extend the exchange date, they must deliver cash to be distributed as an additional partial distribution at the rate of $0.3516 per quarter for the period beginning on February 15, 2005 and ending on the extended exchange date. If the sellers complete a rollover offering and have extended the exchange date, the sellers will deliver the cash due under their prepaid forward contracts by the fifth business day after the extended exchange date. If the sellers have elected to extend the exchange date to May 15, 2005, the sellers will also have the option, in connection with the consummation of the rollover offering, of later accelerating the exchange date to between February 15, 2005 and May 15, 2005, in which case the sellers will deliver the cash due under their prepaid forward contracts by the fifth business day after the accelerated exchange date.

This is only a summary of certain provisions and features of the DECS and is not a complete statement of their terms. For a more complete description of the terms of these securities, you should refer to the trust's prospectus dated February 5, 2002. A copy of this prospectus may be found in the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system at http://www.sec.gov.

DECS TRUST IX

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
(Unaudited)
---------------------------------------------------------------------------------------------------

ASSETS

   Investments, at market value (cost $114,140,184)                                 $    94,989,338
   Cash                                                                                         379
   Prepaid expenses                                                                         316,426
                                                                                    ---------------

              TOTAL ASSETS                                                          $    95,306,143
                                                                                    ---------------


LIABILITIES

    Unearned expense reimbursement                                                          316,426
                                                                                    ---------------


              NET ASSETS                                                            $    94,989,717
                                                                                    ===============


COMPOSITION OF NET ASSETS

   DECS, no par value;
      3,800,002 shares issued and outstanding (Note 9)                              $   114,140,563
   Unrealized depreciation of investments                                               (19,150,846)
                                                                                    ---------------

              NET ASSETS                                                            $    94,989,717
                                                                                    ===============

              NET ASSET VALUE PER DECS ($94,989,717/3,800,002 shares outstanding)   $         25.00
                                                                                    ===============








   The accompanying notes are an integral part of these financial statements.

DECS TRUST IX

SCHEDULE OF INVESTMENTS
June 30, 2002
(Unaudited)
-------------------------------------------------------------------------------------------------------------------

                                                        Par         Maturity                               Market
SECURITIES DESCRIPTION                                 Value          Date              Cost               Value
----------------------                                 -----          ----              ----               -----

UNITED STATES GOVERNMENT SECURITIES

United States Treasury Strips                    $    2,026,000     08/15/02     $    2,021,330     $    2,021,867
United States Treasury Strips                         2,026,000     11/15/02          2,014,413          2,016,539
United States Treasury Strips                         2,026,000     02/15/03          1,998,563          2,002,539
United States Treasury Strips                         2,026,000     05/15/03          1,987,221          1,993,381
United States Treasury Strips                         2,026,000     08/15/03          1,969,437          1,978,173
United States Treasury Strips                         2,026,000     11/15/03          1,950,545          1,961,148
United States Treasury Strips                         2,026,000     02/15/04          1,931,291          1,941,457
United States Treasury Strips                         2,026,000     05/15/04          1,910,298          1,921,551
United States Treasury Strips                         2,026,000     08/15/04          1,889,928          1,903,654
United States Treasury Strips                         2,026,000     11/15/04          1,859,669          1,878,142
United States Treasury Strips                         2,026,000     02/15/05          1,842,438          1,859,848
                                                 --------------                  --------------     --------------
                                                 $   22,286,000                      21,375,133         21,478,299
                                                 ==============

FORWARD PURCHASE CONTRACTS:
   3,800,000 shares of LaBranche & Co
     Inc. Common Stock                                                               92,765,051         73,511,039
                                                                                 --------------     --------------
              Total                                                              $  114,140,184     $   94,989,338
                                                                                 ==============     ==============





   The accompanying notes are an integral part of these financial statements.


DECS TRUST IX

STATEMENT OF OPERATIONS
For the period from February 5, 2002 (commencement of operations) to June 30, 2002
(Unaudited)
---------------------------------------------------------------------------------------------------------------


INTEREST INCOME                                                                                 $       229,304

EXPENSES:
   Administrative fees and expenses                                         $       15,167
   Legal fees                                                                        3,957
   Audit fees                                                                        9,892
   Accounting fees                                                                   4,748
   Trustees' fees                                                                    6,133
   Other expenses                                                                    8,177
                                                                            --------------

              Total fees and expenses                                               48,074

EXPENSE REIMBURSEMENT (Note 7)
                                                                                   (48,074)
                                                                            --------------

              Total expenses - net                                                                            -
                                                                                                ---------------

              Net investment income                                                                     229,304

              Net change in unrealized depreciation
                 of investments                                                                     (19,150,846)
                                                                                                ---------------

              Net decrease in net assets resulting from operations                              $   (18,921,542)
                                                                                                ===============






   The accompanying notes are an integral part of these financial statements.

DECS TRUST IX

STATEMENTS OF CHANGES IN NET ASSETS
For the period from February 5, 2002 (commencement of operations) to June 30, 2002
(Unaudited)
-----------------------------------------------------------------------------------------------

                                                                                  Period ended
                                                                                  June 30, 2002
                                                                                  -------------
OPERATIONS:

   Net investment income                                                        $       229,304
   Net change in unrealized depreciation of investments                             (19,150,846)
                                                                                ---------------
              Net decrease in net assets
                 from operations                                                    (18,921,542)
                                                                                ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                               (229,304)
   Return of capital                                                                 (1,953,417)
                                                                                ---------------

              Total distributions                                                    (2,182,721)
                                                                                ---------------

CAPITAL SHARES TRANSACTION :
   Gross proceeds from the sale of 3,800,000 DECS                                   120,004,000
              Less:
                Selling commissions & offering costs                                 (3,910,120)
                                                                                ---------------
              Net increase in net assets from capital
                 shares transaction                                                 116,093,880
                                                                                ---------------

              Total increase in net assets for
                        the period                                                   94,989,617

              Net assets, beginning of period                                               100
                                                                                ---------------

              Net assets, end of period                                         $    94,989,717
                                                                                ===============







   The accompanying notes are an integral part of these financial statements.

DECS TRUST IX

NOTES TO FINANCIAL STATEMENTS
(Unaudited)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

DECS Trust IX (the "Trust"), organized as a Delaware business trust on January 7, 2002, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the "Act"). In February 2002, the Trust sold DECS to the public pursuant to a Registration Statement on Form N-2 under the Securities Act of 1933 and the Act. The Trust used the proceeds to purchase a portfolio comprised of stripped U.S. Treasury securities and to pay the purchase price for prepaid forward purchase contracts for shares of LaBranche & Co Inc. common stock from existing stockholders of that corporation (the "Sellers"). Each DECS represents between 0.8333 and 1.00 shares of LaBranche & Co Inc. common stock ("Common Stock"). The Common Stock, or its cash equivalent, is deliverable pursuant to the contracts on February 15, 2005 and the Trust will thereafter terminate.

Pursuant to the Administration Agreement between the Trust and The Bank of New York (the "Administrator"), the Trustees have delegated to the Administrator the administrative duties with respect to the Trust.

NOTE 2. ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust, which are in conformity with accounting principles generally accepted in the United States of America.

Valuation of investments
------------------------

The U.S. Treasury Strips are valued at the mean of the bid and ask price at the close of the period. Amortized cost is calculated using the effective interest method. The forward purchase contracts are valued at the mean of the bid prices received by the Trust at the end of each period from two independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the contracts and with terms comparable thereto, or if such bid quotations are not available, as determined in good faith by the Trustees.

Investment transactions
-----------------------

Securities transactions are accounted for on a trade date basis. Interest income is recorded as earned and consists of accrual of discount. Realized gains and losses are accounted for on the specific identification method.

Use of estimates
----------------

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3. DISTRIBUTIONS

DECS holders are entitled to receive distributions from the maturity of U.S. Treasury Strips of $2.1316 per annum or $.5329 per quarter (except for the first distribution on May 15,2002 which was $.5744). For the six months ended June 30, 2002, the total distribution to shareholders is $2,182,721. The distribution includes return of capital and net investment income of $1,953,417 and $229,304, respectively.

NOTE 4. PURCHASES AND SALES ON INVESTMENT

Purchases and maturities of U.S. Treasury Strips for the period ended June 30, 2002 totaled $23,328,829 and $2,183,000, respectively. Purchases of forward purchase contracts during the period ended June 30, 2002 totaled $92,765,051. There were no sales of U.S. Treasury Strips or forward purchase contracts during the period ended June 30, 2002.

NOTE 5. TRUSTEES FEES

Each of the three Trustees has been paid a one-time, up front fee of $10,800 for his services during the life of the Trust. The Managing Trustee has been paid an additional one-time, upfront fee of $3,600 for serving in such capacity. The total prepaid fees of $36,000 have been paid by the Trust's Sponsor.

NOTE 6. INCOME TAXES

The Trust is treated as a grantor trust for federal income tax purposes; accordingly, no provision is required for such taxes.

As of June 30, 2002, net unrealized depreciation of investments (based on cost for federal income tax purposes of $114,140,184) aggregated $19,150,846, consisting of gross unrealized appreciation and depreciation of investments of $103,166, and $19,254,012, respectively.

NOTE 7. EXPENSES

The Trust's Sponsor has paid each of the Administrator, the Custodian and the Paying Agent, and each Trustee, at the closing of the offering of the DECS a one-time, up-front amount, and, in the case of the Administrator, anticipated expenses of the Trust over the term of the Trust. The Trust's Sponsor has agreed to pay any on-going expenses of the Trust in excess of these estimated amounts and to reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Custodian or the Paying Agent.

NOTE 8. FORWARD PURCHASE CONTRACTS

The Trust has acquired and holds forward purchase contracts with the Sellers and paid them a total of $92,765,051 in connection therewith. Pursuant to such contracts, the Sellers are obligated to deliver to the Trust a number of shares of Common Stock on February 15, 2005 (the "Exchange Date") so as to permit the holders of the DECS to exchange each of their DECS on the Exchange Date for between .8333 and 1.00 shares of Common Stock, or the cash equivalent.

Offering expenses of $310,000 were paid by the Sellers. This amount has been recorded as a reduction in the cost of the forward contract.

The Sellers' obligations under the forward purchase contracts are collateralized by shares of Common Stock which are being held in the custody of the Trust's Custodian, The Bank of New York. At June 30, 2002, the Custodian held 3,800,000 shares with an aggregate value of $87,020,000.

NOTE 9.  CAPITAL SHARE TRANSACTIONS

During the offering period, the Trust sold 3,800,000 DECS to the public and received net proceeds of $116,093,880 ($120,004,000 less sales commissions and offering expenses of $3,910,120). As of June 30, 2002, there were 3,800,002 DECS issued and outstanding.

DECS TRUST IX

FINANCIAL HIGHLIGHTS
(Unaudited)
--------------------------------------------------------------------------------

The Trust's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Trust's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts.

                                                                                 Period from
                                                                               February 5, 2002
                                                                                (Commencement
                                                                              of Operations) to
                                                                                June 30, 2002
                                                                                -------------

Net asset value, beginning of period                                            $     30.63 *
Income from Investment Operations:
  Net investment income
                                                                                        .06
  Unrealized loss on investments                                                      (5.04)
                                                                                -----------
  Net decrease in net asset value
                                                                                      (4.98)

Less: Distributions
  Distribution from income                                                             (.06)
  Return of capital                                                                    (.51)
                                                                                -----------

  Total distributions                                                                  (.57)

Capital Shares Transaction:
  Offering costs                                                                       (.08)
                                                                                -----------
  Ending net asset value                                                        $     25.00
                                                                                ===========
  Ending market value **                                                        $     25.15
                                                                                ===========
Total investment return (2)                                                          (18.86)%

Ratios/Supplemental data
  Ratio of expenses to average net assets:
    Before reimbursement (1)                                                            .11 %
    After reimbursement (1)                                                             .00 %
  Ratio of net investment income to average net assets:
    Before reimbursement (1)                                                            .43 %
    After reimbursement (1)                                                             .54 %
Net assets, end of period (in thousands)                                        $    94,990

----------
(1) Annualized

(2) The total return based on market value measures the Trust's performance assuming investors purchased shares at market value as of the beginning of the period, reinvested dividends and other distributions at market value, and then sold their shares at the market value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Trust. The total return for a period of less than one year is not annualized.

*  Net proceeds less selling commissions ($.95 per share)
** Closing price on NYSE at end of period.